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                                                                    EXHIBIT 10.1


                           ACACIA RESEARCH CORPORATION

                         COMMON STOCK PURCHASE AGREEMENT

                                FEBRUARY 9, 2005




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                                TABLE OF CONTENTS

                                                                            Page

1.       Purchase and Sale of Common Stock....................................1
         1.1      Sale and Issuance of Shares.................................1
         1.2      Closing.....................................................1

2.       Representations and Warranties of the Company........................1
         2.1      Organization; Good Standing; Qualification..................1
         2.2      Authorization...............................................1
         2.3      Consents....................................................2
         2.4      Capitalization..............................................2
         2.5      Financial Statements........................................2
         2.6      Compliance With Law.........................................3
         2.7      Compliance With Other Instruments...........................3
         2.8      Litigation..................................................3
         2.9      SEC Reports.................................................3
         2.10     Form S-3A...................................................4
         2.11     Changes.....................................................4
         2.12     Material Contracts..........................................4
         2.13     Valid Issuance..............................................4
         2.14     Offering....................................................4
         2.15     No Brokers or Finders.......................................5
         2.16     Investment Company Act......................................5

3.       Representations and Warranties of the Investors......................5
         3.1      Requisite Power and Authority...............................5
         3.2      Investment Representations..................................5

4.       Conditions of the Investors' Obligations at Closing..................6
         4.1      Representations and Warranties..............................6
         4.2      Performance.................................................6
         4.3      Compliance Certificate......................................6
         4.4      Qualifications..............................................6
         4.5      Shares Registered...........................................6
         4.6      Investors' Rights Agreement.................................6

5.       Conditions of the Company's Obligations at Closing...................6
         5.1      Representations and Warranties..............................6
         5.2      Performance of Obligations..................................6
         5.3      Qualifications..............................................7

6.       Lock Up Periods......................................................7

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7.       Miscellaneous........................................................7
         7.1      Entire Agreement............................................7
         7.2      Survival of Warranties......................................7
         7.3      Successors and Assigns......................................7
         7.4      Governing Law...............................................7
         7.5      Waiver of Jury Trial........................................8
         7.6      Counterparts; Facsimile Signatures..........................8
         7.7      Titles and Subtitles........................................8
         7.8      Notices.....................................................8
         7.9      Brokers/Finders' Fees.......................................8
         7.10     Expenses....................................................8
         7.11     Certain Definitions.........................................8
         7.12     Amendments and Waivers......................................9
         7.13     Severability................................................9
         7.14     Effect of Amendment or Waiver...............................9
         7.15     Publicity...................................................9
         7.16     Exculpation Among Investors.................................9
         7.17     Delays or Omissions........................................10


LIST OF SCHEDULES:
------------------

         Schedule A        Schedule of Investors

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                           ACACIA RESEARCH CORPORATION

                         COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into on February 9, 2005, by and among Acacia Research Corporation, a Delaware corporation (the "Company"), and the investors listed on SCHEDULE A hereto (each, an "Investor" and collectively, the "Investors").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Purchase and Sale of Common Stock.

         1.1 SALE AND ISSUANCE OF SHARES. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the Closing and the Company agrees to sell and issue to each Investor, severally and not jointly, at the Closing that number of shares of the Company's Acacia Research-Acacia Technologies Common Stock, par value $0.001 (the "Shares"), set forth opposite each Investor's name on Schedule A hereto at a price of $5.60 per Share.

         1.2 CLOSING. The purchase and sale of the Shares shall take place at the offices of Greenberg Traurig, LLP, 650 Town Center Drive, Suite 1700, Costa Mesa, California, at 3:00 p.m. on February 9, 2005, or at such other time and place as the Company and the Investors acquiring in the aggregate more than half of the Shares sold pursuant hereto shall mutually agree, either orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the Shares that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, or such other form of payment as shall be mutually agreed upon by such Investor and the Company.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that with respect to the Company and each of its subsidiaries (which for the purposes of this Section 2 are referred to collectively as the "Company" unless the context makes clear that the representation speaks to the Company alone):

         2.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect (as hereinafter defined).

         2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares being sold hereunder has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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         2.3 CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or Nasdaq is required in connection with the consummation of the transactions contemplated by this Agreement, except for such filings as have already been made and been declared effective.

         2.4 CAPITALIZATION.

                  (a) The Prospectus accurately sets forth the authorized and outstanding capital stock of the Company. As of the date of this Agreement, the aggregate number of shares of restricted stock and options to purchase shares of Common Stock which may be issued under the Company's stock option plans is as set forth in the Prospectus. All of the outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and non-assessable.

                  (b) Except as set forth in the Prospectus, there are no options, warrants, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire (A) any authorized but unissued, unauthorized or treasury shares of the Company's capital stock, (B) any stock equivalents or (C) any other securities of the Company and there are no commitments, contracts, agreements, arrangements or understandings to which the Company is a party to issue any shares of the Company's capital stock or any stock equivalents or other securities of the Company.

                  (c) The Company owns all of the shares of its subsidiaries free and clear of any and all encumbrances and no third party has any option to acquire any interest in any such entity.

         2.5 FINANCIAL STATEMENTS. Each of the financial statements, together with the related notes, included in the SEC Documents (as defined below) filed with the United States Securities and Exchange Commission (the "SEC") complied as to form, as of its date of filing with the SEC, with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the consolidated results of their operations and cash flows and stockholder's equity for the periods specified. Such financial statements have been prepared in conformity with U.S. generally accepted accounting principles on a consistent basis throughout the periods involved ("GAAP"), except as may be expressly stated in the related notes thereto. All non-GAAP financial measures included or incorporated by reference in the Financial Statements comply in all material respects with Regulation G and the applicable requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated by the Commission thereunder. The report of the Company's independent auditors regarding the Company's consolidated financial statements as of and for the periods ended December 31, 2003 and filed as part of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 has not been withdrawn, supplemented or modified, and the Company has received no communication from its independent auditors concerning any such withdrawal, supplement or modification.

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         2.6 COMPLIANCE WITH LAW. To its knowledge, the Company is not in violation, and has not received any notice of violation, of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would have a Material Adverse Effect (as hereinafter defined).

         2.7 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation, and has not received any notice of violation, of any provision of its charter documents nor, to its knowledge, in any material respect, of any agreement, instrument, judgment, order, writ, decree or contract, statute, rule or regulation to which the Company is a party or is subject and a violation of which would have a Material Adverse Effect (as hereinafter defined). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the termination, suspension, revocation, impairment, forfeiture or nonrenewal of any material agreement, instrument, permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

         2.8 LITIGATION. There is no action, suit or proceeding pending, or to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into such agreement or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect, or that is required to be disclosed in the Company's SEC Documents and that is not so disclosed. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that (x) is required to be disclosed in the Company's SEC Documents and that is not so disclosed or (y) would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

         2.9 SEC REPORTS. The Company has filed with the United States Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all reports, definitive proxy materials and registration statements for all periods ending on or subsequent to December 31, 2003 and on or prior to the date hereof (all of the foregoing being collectively referred to as the "SEC Documents"), which are all such documents (other than preliminary proxy materials) that the Company was required to file with the SEC since December 31, 2003 through the date of this Agreement. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. None of the SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

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         2.10 FORM S-3A. A registration statement on Form S-3A with respect to, among other securities, Common Stock (including all documents incorporated by reference therein and all information contained in any prospectus or prospectus supplement filed a part or deemed to be a part of such registration statement, each as amended, the "Registration Statement") was (i) prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations, including Rule 415 of the SEC thereunder (the "Rules and Regulations"), (ii) filed with the Commission on March 17, 2004, File #333-112885, and (iii) declared and remains effective. The Company has prepared a prospectus (including a prospectus supplement) dated February 9, 2005, relating to the sale of the Shares hereunder (collectively, the "Prospectus"). The Registration Statement and the Prospectus conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) and as of the Closing contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The issuance of the Shares to the Investor has been registered under the Registration Statement and, as a result of such registration, the Shares will be transferable without restriction under the Securities Act so long as the Investor does not become an Affiliate of the Company.

         2.11 CHANGES. Except as may be disclosed in the SEC Documents filed prior to the date hereof, since December 31, 2003, there has not been, individually or in the aggregate, any material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company (a "Material Adverse Effect") or any fact, event, change, development, circumstance or effect that would reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, the Company has no direct or indirect obligation or liability (the "Liabilities") that is not fully reflected or reserved against in the Financial Statements for which the Company is required to reserve against under GAAP. The Company has no knowledge of any circumstance, condition, event or arrangement that could reasonably be expected to give rise hereafter to any Liabilities of the Company that, individually or in the aggregate, could have a Material Adverse Effect.

         2.12 MATERIAL CONTRACTS. As of the date hereof, except as set forth in the Company's SEC Documents filed prior to the date hereof, the Company is not a party to or bound by any "material contract" (as term is defined in Item 601(b)(10) of Regulation S-K of the SEC).

         2.13 VALID ISSUANCE. The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company. The Shares, when issued, sold and delivered against payment therefor in accordance with this Agreement, will be free and clear of all liens and other encumbrances (except as imposed pursuant to this Agreement or otherwise imposed by any Investor), duly and validly issued, fully paid and non-assessable and free from any preemptive rights.

         2.14 OFFERING. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is admitted for quotation on the Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting or disqualifying the Common Stock from Nasdaq, nor has the Company received any notification that the SEC or Nasdaq is contemplating terminating such registration or admission for quotation.

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         2.15 NO BROKERS OR FINDERS. No person, entity, broker, finder, investment banker or other intermediary has been retained by or is authorized to act on behalf of the Company, or is entitled to or could reasonably be expected to be entitled to any brokerage, finder's or other fee or commission from the Company in connection with the negotiation, preparation, execution or delivery of this Agreement or the transactions contemplated hereby.

         2.16 INVESTMENT COMPANY ACT. The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents and warrants, severally and not jointly, to the Company, that:

         3.1 REQUISITE POWER AND AUTHORITY. Investor has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions. All action on Investor's part required for the lawful execution and delivery of this Agreement has been taken. Upon execution and delivery, this Agreement will be valid and binding obligations of Investor, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

         3.2 INVESTMENT REPRESENTATIONS. Investor hereby represents and warrants as follows:

                  (a) Such Investor has reviewed the SEC Documents, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Shares. Such Investor has had access to information about the Company and its Affiliates that it has requested and has had an opportunity to discuss the business affairs and financial condition of the Company and its Affiliates with the officers of the Company.

                  (b) Such Investor is acquiring the Shares solely for the purpose of investment (as defined in 16 CFR 801.1(i)(1)) and has no present intention of participating in the formulation, determination or direction of the basic business decisions of the Company.

                  (c) Such Investor has received and reviewed a copy of the Prospectus, dated March 17, 2004, contained in the Registration Statement, as supplemented by the Prospectus supplement dated April 14, 2004. Such Investor acknowledges and agrees that the Company has not and will not provide the Investor or any other person or entity with a Prospectus for use by such person or entity in selling any of the Shares except as may be required by the Investors' Rights Agreement (defined below).

                  (d) NO BROKERS OR FINDERS. No person, entity, broker, finder, investment banker or other intermediary has been retained by or is authorized to act on behalf of Investor, or is entitled to or could reasonably be expected to be entitled to any brokerage, finder's or other fee or commission from the Company or Investor in connection with the negotiation, preparation, execution or delivery of this Agreement or the transactions contemplated hereby.

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         4. CONDITIONS OF THE INVESTORS' OBLIGATIONS AT CLOSING. The obligations of each Investor to purchase the Shares at Closing are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

         4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

         4.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

         4.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or Nasdaq that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing, except any notices of sale required to be filed with applicable federal and state agencies, which will be timely filed within the applicable periods therefor.

         4.5 SHARES REGISTERED. The Shares shall have been accepted for and approved for inclusion and quotation on the Nasdaq.

         4.6 INVESTORS' RIGHTS AGREEMENT. The Company and the Investors identified on Schedule B hereto shall have entered into an Investors' Rights Agreement, substantially in the form attached as Exhibit A hereto (the "Investors' Rights Agreement").

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

         5.2 PERFORMANCE OF OBLIGATIONS. The Investor shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Investor on or before the Closing.

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         5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing. Additionally, the issuance of the Shares shall be exempt from the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         6. LOCK UP PERIODS. Until the Closing, Investor will not, directly or indirectly, make or participate in any sale of shares of the Company's common stock, including, without limitation, any "short sales" as defined in Rule 200 under Regulation SHO, whether or not short exempt, or sales of a long position.

         7. Miscellaneous.

         7.1 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and supersede all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of the Agreement or the documents to be delivered at the Closing that are contemplated herein.

         7.2 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one year following the Closing. Notwithstanding the foregoing, Section 7 hereof shall continue to bind any person to whom the Shares have been transferred and who has agreed in accordance with this Agreement to be bound by the provisions of Section 7 for so long as such person beneficially owns any of the Shares.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Shares sold hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         7.4 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in Orange County, California.

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         7.5 WAIVER OF JURY TRIAL. Each party acknowledges and agrees that any controversy arising under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this Agreement by, among other things, the waivers and certifications in this Section 7.5.

         7.6 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other parties.

         7.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to the Investors at their respective addresses as set forth herein or at such other address or electronic mail address as the Company or Investor may designate by ten (10) days advance written notice to the other parties hereto.

         7.9 BROKERS/FINDERS' FEES. Each party represents that it neither is nor will be obligated for any broker's or finder's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of any broker's or finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of any broker's or finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         7.10 EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

         7.11 CERTAIN DEFINITIONS. For purposes of this Agreement, an "Affiliate" of a person is (i) any other person or entity (each a "Controlling Person") who, directly or indirectly, is in control of such person and (ii) all entities that are direct or indirect subsidiaries of such Controlling Person. For purposes of this Agreement, an entity will be deemed to be a subsidiary of a Controlling Person if more than 50% of any class of the capital stock or other


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equity interests of such entity are "beneficially owned" directly or indirectly by such Controlling Person or if such Controlling Person and its other direct or indirect subsidiaries have the right to elect a majority of the members of the board of directors or other governing body of such entity whether by ownership of voting securities, by contract or otherwise. For purposes of this Agreement, the term "control" shall have the meaning ascribed to it by Rule 12b-2 of the Exchange Act. For purposes of this Agreement, the term "beneficial ownership" (or any variant thereof) shall have the meaning ascribed to it by Rule 13d-3 under the Exchange Act.

         7.12 AMENDMENTS AND WAIVERS. No modifications or amendments to, or waivers of, any provision of this Agreement may be made except pursuant to a document signed by Company and a majority of the Investors.

         7.13 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         7.14 EFFECT OF AMENDMENT OR WAIVER. Each Investor acknowledges that by the operation of Section 7.12 hereof the holders of more than half of the Shares will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.

         7.15 PUBLICITY. Neither party hereto shall issue any press release or otherwise make any statements to any third party or any public disclosure with respect to this Agreement or the transactions contemplated hereby, other than the issuance by the Company of a press release announcing this Agreement or as required by applicable law.

         7.16 EXCULPATION AMONG INVESTORS. Each Investor acknowledges that it is not relying upon any person, entity or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereunder. Each Investor shall be entitled to independently protect and enforce its rights hereunder, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of this Agreement. The Company has elected to provide all Investors with the same terms and forms of Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

         7.17 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Investor's part of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Company's certificate of formation, bylaw, or otherwise afforded to any party, shall be cumulative and not alternative.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      ACACIA RESEARCH CORPORATION,
                                      a Delaware corporation


                                      By /S/ Paul Ryan
                                         ---------------------------------------
                                         Paul Ryan
                                         Chairman and Chief Executive Officer

                                      ADDRESS:
                                      --------

                                      500 Newport Center Drive, 7th Floor
                                      Newport Beach, CA  92660
                                      Facsimile (949) 480-8301

                                SIGNATURE PAGE TO
                         COMMON STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                           ACACIA RESEARCH CORPORATION
                         AND EACH INVESTOR NAMED THEREIN


         The undersigned hereby executes and delivers the Common Stock Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                      __________________________________________
                                                [Print Name of Investor]


                                      By _______________________________________


                                      Address __________________________________
                                      __________________________________________
                                      Email ____________________________________
                                      Facsimile ________________________________


Dated:  February ____, 2005

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS

        Name                           Number of Shares         Purchase Price
----------------------------         --------------------      -----------------


                                     --------------------      -----------------

                  Total
                                     ====================      =================